UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 3, 2016

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2016, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the first quarter of 2016, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated May 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2016

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	April 3, 2016	March 29, 2015
NET SALES	$4,291	$4,709
Cost of sales	3,235	3,514
GROSS MARGIN	1,056	1,195
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	490	517
Research, development and engineering expenses	166	195
Equity, royalty and interest income from investees (Note 1)	72	68
Other operating expense, net	(2)	(3)
OPERATING INCOME	470	548
Interest income	6	5
Interest expense	19	14
Other income, net	8	9
INCOME BEFORE INCOME TAXES	465	548
Income tax expense (Note 2)	132	144
CONSOLIDATED NET INCOME	333	404
Less: Net income attributable to noncontrolling interests	12	17
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$321	$387

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$1.87	$2.14
Diluted	$1.87	$2.14

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	171.8	180.6
Diluted	172.0	181.0

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.975	$0.78

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	April 3, 2016	December 31, 2015
ASSETS
Current assets
Cash and cash equivalents	$915	$1,711
Marketable securities	359	100
Total cash, cash equivalents and marketable securities	1,274	1,811
Accounts and notes receivable, net	2,921	2,820
Inventories	2,759	2,707
Prepaid expenses and other current assets	514	609
Total current assets	7,468	7,947
Long-term assets
Property, plant and equipment	7,360	7,322
Accumulated depreciation	(3,648)	(3,577)
Property, plant and equipment, net	3,712	3,745
Investments and advances related to equity method investees	1,053	975
Goodwill	485	482
Other intangible assets, net	344	328
Pension assets	763	735
Other assets	1,002	922
Total assets	$14,827	$15,134

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$1,809	$1,706
Loans payable	117	24
Commercial paper	50	—
Accrued compensation, benefits and retirement costs	302	409
Current portion of accrued product warranty	350	359
Current portion of deferred revenue	425	403
Other accrued expenses	815	863
Current maturities of long-term debt	49	39
Total current liabilities	3,917	3,803
Long-term liabilities
Long-term debt	1,614	1,576
Postretirement benefits other than pensions	339	349
Pensions	298	298
Other liabilities and deferred revenue	1,399	1,358
Total liabilities	$7,567	$7,384

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.4 shares issued	$2,076	$2,178
Retained earnings	10,473	10,322
Treasury stock, at cost, 52.0 and 47.2 shares	(4,203)	(3,735)
Common stock held by employee benefits trust, at cost, 0.8 and 0.9 shares	(9)	(11)
Accumulated other comprehensive loss	(1,417)	(1,348)
Total Cummins Inc. shareholders’ equity	6,920	7,406
Noncontrolling interests	340	344
Total equity	$7,260	$7,750
Total liabilities and equity	$14,827	$15,134

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Three months ended
In millions	April 3, 2016	March 29, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$333	$404
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Restructuring actions and other charges, net of cash payments	(25)	—
Depreciation and amortization	128	128
Deferred income taxes	(2)	(1)
Equity in income of investees, net of dividends	(48)	(53)
Pension contributions in excess of expense	(50)	(96)
Other post-retirement benefits payments in excess of expense	(8)	(8)
Stock-based compensation expense	5	5
Translation and hedging activities	(14)	7
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(98)	(276)
Inventories	(54)	(98)
Other current assets	188	20
Accounts payable	103	147
Accrued expenses	(283)	(35)
Changes in other liabilities and deferred revenue	78	59
Other, net	10	(30)
Net cash provided by operating activities	263	173

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(71)	(100)
Investments in internal use software	(13)	(8)
Investments in and advances to equity investees	(25)	10
Acquisitions of businesses, net of cash acquired	(1)	(11)
Investments in marketable securities—acquisitions	(291)	(95)
Investments in marketable securities—liquidations	35	71
Cash flows from derivatives not designated as hedges	(26)	4
Other, net	4	4
Net cash used in investing activities	(388)	(125)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	105	2
Net borrowings of commercial paper	50	—
Payments on borrowings and capital lease obligations	(15)	(18)
Distributions to noncontrolling interests	(10)	(1)
Dividend payments on common stock	(170)	(140)
Repurchases of common stock	(575)	(137)
Other, net	(17)	(2)
Net cash used in financing activities	(632)	(296)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(39)	(56)
Net decrease in cash and cash equivalents	(796)	(304)
Cash and cash equivalents at beginning of year	1,711	2,301
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$915	$1,997

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Generation	Non-segment Items (1)	Total
	Three months ended April 3, 2016
	External sales	$1,624	$1,458	$897	$312	$—	$4,291
	Intersegment sales	710	5	340	238	(1,293)	—
	Total sales	2,334	1,463	1,237	550	(1,293)	4,291
	Depreciation and amortization(2)	58	26	27	16	—	127
	Research, development and engineering expenses	97	2	54	13	—	166
	Equity, royalty and interest income from investees	41	18	8	5	—	72
	Interest income	3	1	1	1	—	6
	Segment EBIT	200	95	173	31	(15)	484

	Segment EBIT as a percentage of total sales	8.6%	6.5%	14.0%	5.6%		11.3%

	Three months ended March 29, 2015
	External sales	$1,889	$1,469	$931	$420	$—	$4,709
	Intersegment sales	707	7	368	260	(1,342)	—
	Total sales	2,596	1,476	1,299	680	(1,342)	4,709
	Depreciation and amortization(2)	58	27	26	16	—	127
	Research, development and engineering expenses	114	3	61	17	—	195
	Equity, royalty and interest income from investees	30	20	9	9	—	68
	Interest income	2	1	1	1	—	5
	Segment EBIT	253	88	195	49	(23)	562

	Segment EBIT as a percentage of total sales	9.7%	6.0%	15.0%	7.2%		11.9%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended April 3, 2016 and March 29, 2015.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended
In millions	April 3, 2016	March 29, 2015
Total segment EBIT	$484	$562
Less: Interest expense	19	14
Income before income taxes	$465	$548

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended
In millions	April 3, 2016	March 29, 2015
Distribution Entities
Komatsu Cummins Chile, Ltda.	$10	$7
North American distributors	5	10
All other distributors	—	1
Manufacturing Entities
Beijing Foton Cummins Engine Co., Ltd.	18	7
Chongqing Cummins Engine Company, Ltd.	8	12
Dongfeng Cummins Engine Company, Ltd.	7	14
All other manufacturers	16	7
Cummins share of net income	64	58
Royalty and interest income	8	10
Equity, royalty and interest income from investees	$72	$68

NOTE 2.  INCOME TAXES
Our income tax rates are generally less than the 35 percent U.S. income tax rate primarily because of lower taxes on foreign earnings and the research tax credit. The effective tax rate for the three months ended April 3, 2016, was 28.4 percent and did not include any discrete items. Our effective tax rate for the three months ended March 29, 2015, was 26.3 percent. This tax rate included an $18 million discrete tax benefit to reflect the release of reserves for uncertain tax positions related to a favorable federal audit settlement.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items
We believe these are useful measures of our operating performance for the periods presented as they illustrate our operating performance without regard to special items including tax adjustments. These measures are not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America (GAAP) and may not be consistent with measures used by other companies. It should be considered supplemental data. The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the following periods:

	Three months ended
	April 3, 2016		March 29, 2015
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$321	$1.87	$387	$2.14
Less
Tax benefit	—	—	18	0.10
Net income attributable to Cummins Inc. excluding special items	$321	$1.87	$369	$2.04
Earnings before interest, income taxes and noncontrolling interests
We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT). We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, GAAP and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of EBIT to “Net income attributable to Cummins Inc.” for each of the applicable periods:

	Three months ended
In millions	April 3, 2016	March 29, 2015
Earnings before interest expense and income taxes	$484	$562

EBIT as a percentage of net sales	11.3%	11.9%

Less
Interest expense	19	14
Income tax expense	132	144
Consolidated net income	333	404

Less
Net income attributable to noncontrolling interests	12	17
Net income attributable to Cummins Inc.	$321	$387

Net income attributable to Cummins Inc. as a percentage of net sales	7.5%	8.2%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification

2016
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$631	$—	$—	$—	$631
Medium-duty truck and bus	549	—	—	—	549
Light-duty automotive	433	—	—	—	433
Industrial	539	—	—	—	539
Stationary power	182	—	—	—	182
Total sales	$2,334	$—	$—	$—	$2,334

2015
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$757	$875	$784	$700	$3,116
Medium-duty truck and bus	608	674	585	640	2,507
Light-duty automotive	381	354	339	401	1,475
Industrial	616	624	617	601	2,458
Stationary power	234	270	203	186	893
Total sales	$2,596	$2,797	$2,528	$2,528	$10,449
Unit shipments by engine classification (including unit shipments to Power Generation):

2016
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	117,100	—	—	—	117,100
Heavy-duty	19,700	—	—	—	19,700
High-horsepower	2,800	—	—	—	2,800
Total units	139,600	—	—	—	139,600

2015
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	112,400	120,000	107,400	116,600	456,400
Heavy-duty	28,700	32,800	28,600	24,300	114,400
High-horsepower	3,500	3,700	3,200	3,400	13,800
Total units	144,600	156,500	139,200	144,300	584,600
Distribution Segment Sales by Business

2016
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$647	$—	$—	$—	$647
Engines	242	—	—	—	242
Power generation	275	—	—	—	275
Service	299	—	—	—	299
Total sales	$1,463	$—	$—	$—	$1,463

2015
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$573	$598	$604	$648	$2,423
Engines	321	318	323	332	1,294
Power generation	298	272	323	397	1,290
Service	284	307	301	330	1,222
Total sales	$1,476	$1,495	$1,551	$1,707	$6,229

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Component Segment Sales by Business

2016
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$607	$—	$—	$—	$607
Turbo technologies	265	—	—	—	265
Filtration	252	—	—	—	252
Fuel systems	113	—	—	—	113
Total sales	$1,237	$—	$—	$—	$1,237

2015
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$613	$679	$607	$600	$2,499
Turbo technologies	301	307	266	267	1,141
Filtration	255	266	240	249	1,010
Fuel systems	130	145	127	120	522
Total sales	$1,299	$1,397	$1,240	$1,236	$5,172
Power Generation Segment Sales by Business
In the first quarter of 2016, our Power Generation segment reorganized its reporting structure to include the following product lines:

•
Power generation - We manufacture generators for commercial and consumer applications ranging from 2 kilowatts to 3.5 megawatts, as well as paralleling systems and transfer switches for applications such as data centers, health care facilities and waste water treatment plants. We also provide turnkey solutions for distributed generation and energy management applications using natural gas or biogas as a fuel. The business also serves global rental accounts for diesel and gas generator sets.

•
Generator technologies - We design, manufacture, sell and service A/C generator/alternator products internally as well as to other generator set assemblers. Our products are sold under the Stamford, AVK and Markon brands and range in output from 3 kilovolt-amperes (kVA) to 12,000 kVA.

Sales for our Power Generation segment by business (including 2015 and 2014 reorganized balances) were as follows:

2016
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$477	$—	$—	$—	$477
Generator technologies	73	—	—	—	73
Total sales	$550	$—	$—	$—	$550

2015
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$582	$655	$573	$572	$2,382
Generator technologies	98	92	86	82	358
Total sales	$680	$747	$659	$654	$2,740

2014
In millions	YTD
Power generation	$2,447
Generator technologies	449
Total sales	$2,896